UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2025
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 2.02 Results of Operations and Financial Condition.

On April 21, 2025, Southern States Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2025 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information set forth under Item 7.01 is also furnished pursuant to this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The Company has prepared a presentation of its results for the first quarter ended March 31, 2025 (the “Presentation”) to be used from time to time during meetings with members of the investment community. A copy of the Presentation is furnished as Exhibit 99.2 to this Report. The Presentation will also be made available on the Company’s investor relations website at ir.southernstatesbank.net under the Presentations section.

The information contained in Items 2.02 and 7.01, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Earnings Release issued April 21, 2025 for the First Quarter Ended March 31, 2025.
99.2	Southern States Bancshares, Inc. Presentation of Results for the First Quarter Ended March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2025	SOUTHERN STATES BANCSHARES, INC.

	By:	/s/ Lynn J, Joyce
	Name:	Lynn J. Joyce
	Title:	Senior Executive Vice President and Chief Financial Officer